NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS AUGUST RESULTS

MAYFIELD VILLAGE, OHIO -- September 17, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended August 31, 2025:

	August
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change
Net premiums written	$7,199	$6,507	11%
Net premiums earned	$7,036	$5,968	18%
Net income	$1,220	$935	30%
Per share available to common shareholders	$2.07	$1.59	30%
Total pretax net realized gains (losses) on securities	$78	$104	(25)%
Combined ratio	83.1	85.5	(2.4)	pts.
Average diluted equivalent common shares	588.1	587.6	0%

	August 31,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,575	9,278	14
Direct – auto	15,524	13,132	18
Special lines	6,955	6,446	8
Property	3,639	3,430	6
Total Personal Lines	36,693	32,286	14
Commercial Lines	1,197	1,126	6
Companywide	37,890	33,412	13

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended August 31, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$7,199

Revenues:
Net premiums earned	$7,036
Investment income	309
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	5
Net holding period gains (losses) on securities	73
Total net realized gains (losses) on securities	78
Fees and other revenues	102
Service revenues	48
Total revenues	7,573

Expenses:
Losses and loss adjustment expenses	4,435
Policy acquisition costs	524
Other underwriting expenses	988
Investment expenses	4
Service expenses	50
Interest expense	23
Total expenses	6,024

Income before income taxes	1,549
Provision for income taxes	329
Net income	1,220

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	613
Total comprehensive income (loss)	$1,833

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended August 31,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$56,538	$49,749

Revenues:
Net premiums earned	$53,741	$45,392
Investment income	2,298	1,795
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	30	(349)
Net holding period gains (losses) on securities	302	545
Total net realized gains (losses) on securities	332	196
Fees and other revenues	796	678
Service revenues	337	269
Total revenues	57,504	48,330

Expenses:
Losses and loss adjustment expenses	35,362	31,528
Policy acquisition costs	4,013	3,454
Other underwriting expenses	7,418	5,859
Investment expenses	23	18
Service expenses	353	292
Interest expense	186	186
Total expenses	47,355	41,337

Income before income taxes	10,149	6,993
Provision for income taxes	2,097	1,454
Net income	8,052	5,539

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	1,643	1,086
Net unrealized losses on forecasted transactions	1	0
Other comprehensive income (loss)	1,644	1,086
Total comprehensive income (loss)	$9,696	$6,625

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended August 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	August	Year-to-Date
	2025	2025	2024

Net income	$1,220	$8,052	$5,539
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$1,220	$8,052	$5,522
Per common share:
Basic	$2.08	$13.74	$9.43
Diluted	$2.07	$13.69	$9.40

Comprehensive income (loss)	$1,833	$9,696	$6,625
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$1,833	$9,696	$6,608
Per common share:
Diluted	$3.12	$16.49	$11.24

Average common shares outstanding - Basic	586.6	586.2	585.5
Net effect of dilutive stock-based compensation	1.5	1.9	2.2
Total average equivalent common shares - Diluted	588.1	588.1	587.7

The following table sets forth the investment results for the period:
	August	Year-to-Date
	2025	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.2%	5.5%	4.1%
Common stocks	2.0%	9.9%	18.0%
Total portfolio	1.3%	5.6%	4.6%

Pretax annualized investment income book yield	4.2%	4.2%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended August 31, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business[1]	Total
Net Premiums Written	$2,598	$3,536	$288	$6,422	$777	$7,199
% Growth in NPW	10%	17%	5%	13%	(7)%	11%
Net Premiums Earned	$2,519	$3,306	$270	$6,095	$941	$7,036
% Growth in NPE	17%	24%	6%	20%	6%	18%

GAAP Ratios
Loss/LAE ratio	61.9	64.8	34.1	62.3	67.0	62.9
Expense ratio	18.5	20.4	31.3	20.1	20.5	20.2
Combined ratio	80.4	85.2	65.4	82.4	87.5	83.1
Net catastrophe loss ratio[2]	1.1		0.4	1.1	0.4	1.0

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$32
Current accident year						9
Calendar year actuarial adjustment	$19	$16	$(8)	$27	$14	$41

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$32
All other development						97
Total development						$129

Calendar year loss/LAE ratio						62.9
Accident year loss/LAE ratio						64.7

1 The decrease in net premiums written was primarily attributable to our transportation network company (TNC) business, due to a year-over-year decrease in the monthly adjustment for projected mileage, which is the basis for computing premiums. Excluding all TNC business, our total Commercial Lines net premiums written would have decreased 2% for the month.
2 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended August 31, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$20,106	$26,517	$2,137	$48,760	$7,777	$56,538
% Growth in NPW	13%	21%	2%	16%	(1)%	14%
Net Premiums Earned	$19,360	$24,964	$2,080	$46,404	$7,336	$53,741
% Growth in NPE	18%	25%	6%	21%	4%	18%

GAAP Ratios
Loss/LAE ratio	64.4	67.2	49.8	65.3	67.9	65.6
Expense ratio	18.3	20.4	29.3	19.9	20.1	20.0
Combined ratio	82.7	87.6	79.1	85.2	88.0	85.6
Net catastrophe loss ratio[1]	2.2		14.3	2.8	0.5	2.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$221
Current accident year						100
Calendar year actuarial adjustment	$78	$60	$138	$276	$43	$321

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$221
All other development						691
Total development						$912

Calendar year loss/LAE ratio						65.6
Accident year loss/LAE ratio						67.3

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

August 31, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $86,449)	$86,751
Short-term investments (amortized cost: $1,378)	1,378
Total available-for-sale securities	88,129
Equity securities:
Nonredeemable preferred stocks (cost: $517)	500
Common equities (cost: $807)	3,911
Total equity securities	4,411
Total investments[2]	92,540
Net premiums receivable	16,602
Reinsurance recoverables (including $3,839 on unpaid loss and LAE reserves)	4,115
Deferred acquisition costs	2,148
Other assets	4,004
Total assets	$119,409

Unearned premiums	$26,537
Loss and loss adjustment expense reserves	41,711
Other liabilities[2]	9,100
Debt	6,896
Total liabilities	84,244
Shareholders’ equity	35,165
Total liabilities and shareholders’ equity	$119,409

Common shares outstanding	586.4
Common shares repurchased in the current month	87
Average cost per common share	$243.31
Book value per common share	$59.97
Trailing 12-month return on average common shareholders’ equity
Net income	37.8%
Comprehensive income	40.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$289
Increase (decrease) from the previous month	$775
Increase (decrease) from December 2024	$2,079
Debt-to-total capital ratio	16.4%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of August 31, 2025, we held certain hybrid securities and recognized a change in fair value of $13 million as a realized gain during the period we held these securities.
2 At August 31, 2025, we had $128 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
The Company has no additional commentary regarding August’s results.
Events
We plan to release September results on Wednesday, October 15, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.